John Hancock
Investors
Trust

SEMI
ANNUAL
REPORT

6.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

Fund's investments
page 6

Financial statements
page 19

For your information
page 33



Dear Fellow Shareholders,

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
consistent with
prudent invest
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last six months

* The Federal Reserve Board cut short-term interest rates six times, totaling 2.75 percentage points.

* Credit spreads narrowed and investment-grade corporate bonds were the market's star performers.

* Selectivity and in-depth credit research became increasingly important as many companies became financially distressed.

[Bar chart with heading "John Hancock Investors Trust." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.87% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]

Top holdings

12.9%   United States Treasury
 6.7%   Federal National Mortgage Assn.
 4.8%   Government National Mortgage Assn.
 2.8%   International Bank for Reconstruction and Development
 1.8%   Scotland International Finance No. 2, B.V.
 1.5%   Delta Air Lines
 0.9%   GMAC Commercial Mortgage Securities
 0.9%   Morgan Stanley Capital I
 0.9%   New York Life Insurance
 0.8%   Household Finance

As a percentage of net assets on June 30, 2001.



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Investors Trust

MANAGER'S
REPORT

During the past six months, investment conditions within the equity and fixed-income markets not only reaffirmed the need for bonds in a well-rounded portfolio, but they have also served to remind investors that selectivity and in-depth credit research are critical to success. Since January, a corporate earnings retrenchment and greater-than-anticipated economic slowdown have buffeted the financial markets. The Federal Reserve Board demonstrated its resolve to stimulate economic growth by cutting short-term interest rates six times in as many months. By the end of June, the federal funds rate -- the rate that banks charge each other for overnight loans -- had declined to 3.75% from 6.50% at the end of calendar 2000. These cuts caused only short relief rallies for stocks, but they have benefited the broad fixed-income market and, in turn, the Fund's portfolio. With the weakened economy, however, difficult credit situations arose in many areas of the corporate sector, supporting our issue-by-issue approach to researching and purchasing securities for the Fund.

"...a corporate earnings
 retrenchment and
 greater-than-anticipated
 economic slowdown
 have buffeted the
 financial markets."

FUND PERFORMANCE

For the six months ended June 30, 2001, John Hancock Investors Trust produced a total return of 3.87% at net asset value, compared with the 3.44% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

CREDIT SPREADS NARROWED THROUGH MAY

The Fed's concerted efforts to inject liquidity into the markets and make it easier for companies to obtain capital have enabled credit spreads -- the difference in yield between bonds of varying credit quality -- to tighten throughout much of the period. Bonds offering attractive risk premiums enjoyed renewed investor interest, including investment-grade and high-yield corporate issues, as well as emerging-market debt. Corporate new issuance supply was heavy and was met by equally strong demand. The bond prices of many lower-grade securities bounced as a result of the spread narrowing, particularly those in the automotive and telecommunications sectors, which were at the most depressed levels coming into the fiscal year.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

Q2 ANNOUNCEMENTS REKINDLE UNCERTAINTY

The dramatic improvement in the corporate bond market, particularly in high-yield debt, lasted through May. As June arrived, however, so, too, did the corporate quarterly pre-announcement season. Many high-profile companies such as Lucent, Motorola and Nortel announced they would not meet analysts' earnings expectations and likely would post substantial losses. This, in turn, put renewed pressure on high-yield bonds, pulling down securities in the lowest-grade tiers, particularly those issued by smaller, less stable telecommunication companies such as competitive local exchange carriers. Lack of a visible economic turnaround in the near future also served to dampen the mood for some cyclical issues, such as automotives. The Fund weathered the recent unease well, largely because of our emphasis on higher-grade corporate bonds, which was the top-performing fixed-income sector over the six-month period.

"As appropriate opportuni-
 ties arose, we selectively
 increased the Fund's stake
 in corporate bonds..."

CORPORATE BOND EXPOSURE INCREASED

As appropriate opportunities arose, we selectively increased the Fund's stake in corporate bonds, taking advantage of the high current yields and potential for price appreciation as spreads narrowed. This reflects our belief that the Fed's actions will restore economic stability. While we focused predominantly on higher-grade issues, many of which exhibited economic sensitivity, we did not rule out opportunities in below-investment-grade bonds. We added to or initiated positions in such names as Northwest Airlines, Delphi Automotive Systems, Newmont Mining, Phelps Dodge, Georgia-Pacific, AOL Time Warner, Viacom and Bank One. We also slightly increased the Fund's weighting in foreign bonds, purchasing Deutsche Telekom, France Telecom, Brazil C-bonds, Colombia sovereign debt and BBVA Bancomer, a Mexican corporate bond that we sold for profits by period's end.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Government-U.S. 13%, the second is Utilities 12%, the third Government U.S. agencies 12%, the fourth Banks 9%, and the fifth Telecommunications 6%.]

We also maintained fair representation in recession-resistant industries such as defense, utilities, health care, media and energy. Noteworthy performers in this area include BellSouth, Qwest Capital Funding, Progress Energy, HEALTHSOUTH and Cox Communications.

[Pie chart in middle of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into six sections (from top to left): U.S. corporate bonds 50%, U.S. government bonds 25%, Foreign corporate bonds 14%, Foreign government bonds 2%, Short-term investments & other 8%, and Preferred stock 1%.]

YIELD CURVE STEEPENS AS ECONOMIC WOES MOUNT

With each interest-rate cut, U.S. Treasury bonds rallied. The shorter end of the yield curve experienced the most price appreciation, though intermediate- and long-term issues rallied as well, and the yield curve finally returned to its historic steep slope. The Fund's Treasury positions were laddered in varying maturities, all of which contributed to performance throughout the period.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AT&T Wireless followed by an up arrow with the phrase "Rebound in telecommunications." The second listing is Bank of America followed by an up arrow with the phrase "Decline in interest rates." The third listing is Brazil C-bonds followed by a sideways arrow with the phrase "Uncertainty in Argentina."]

As 2001 began, our duration was relatively neutral, as we wanted to wait and see how the interest-rate drama would unfold. Because duration mathematically measures a Fund's sensitivity to interest-rate changes, actively managing it provides us with an additional means with which to pursue performance. The surprising aggressiveness with which the Fed eased rates -- and the bond market's substantial response -- led us to believe that investors had fully discounted further rate cuts. It appeared long-term rates would not have much more room to fall. Looking beyond the current environment, we slightly shortened the portfolio's relative duration to position it for what we believed would be the next turn in the road: a flattening of the yield curve. In hindsight, it seems our move was a bit premature, as evidence of a protracted economic slowdown -- and thus the need for additional rate cuts -- continues to mount.

"The Fed has certainly
 demonstrated its commit-
 ment to jump-starting an
 economic recovery..."

OUTLOOK

Our outlook for bonds is, for the most part, upbeat. The Fed has certainly demonstrated its commitment to jump-starting an economic recovery and there is no reason to believe it will fail to continue cutting rates if that is what the economy mandates. Furthermore, the current scenario is not unlike that which preceded the dramatic corporate bond rally between 1992 and 1996, with one exception: current credit spreads are presently wider than they were back then, presenting discerning investors with some attractive investment opportunities.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2001
(unaudited).

This schedule is divided into three main categories: publicly traded bonds and direct placement securities, common and preferred stocks and warrants, and short-term investments. Publicly traded bonds and direct placement securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITIES 90.76%                                             $150,349,279
(Cost $146,969,881)

Aerospace 1.18%                                                                                            $1,959,401
BAE Systems Asset Trust,
  Pass Thru Ctf Ser 2001 Class B 12-15-11 (R)                         7.156%     A               $625         625,406
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910      BBB              550         594,000
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-             670         739,995

Agricultural Operations 0.47%                                                                                 780,625
Archer-Daniels-Midland Co.,
  Deb 02-01-31                                                        7.000      A+               430         414,924
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+               365         365,701

Automobiles/Trucks 1.17%                                                                                    1,934,083
Delphi Automotive Systems Corp.,
  Note 06-15-06                                                       6.550      BBB              620         619,368
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+             175         173,770
  Note 06-15-08 (R)                                                   7.350      BBB+             310         308,165
  Note 12-15-09 (R)                                                   7.950      BBB+             325         333,096
Ford Motor Co.,
  Note 07-16-31                                                       7.450      A                520         499,684

Banks 9.16%                                                                                                15,171,050
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-            1,000       1,076,590
African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y)                               9.750      AA-            1,000       1,100,270
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-               620         624,414
Bank One Corp.,
  Sub Note 08-01-10                                                   7.875      A-               310         332,286
Barclays Bank Plc,
  Perpetual Bond (7.375% to 12-29-11 then variable)
  (United Kingdom) 06-29-49 (R) (Y)                                   7.375      A+               415         419,150
BNP Paribas Capital Trust,
  Perpetual Bond (9.003% to 10-27-10 then variable)
  12-27-49 (R)                                                        9.003      A-               320         350,202
Capital One Bank,
  Sr Note 02-01-06                                                    6.875      BBB-             375         367,452
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             315         325,332
HSBC Holding Plc,
  Sub Note (United Kingdom) 07-15-09 (Y)                              7.500      A                420         439,026
International Bank for Reconstruction and Development,
  30 Yr Bond (Supranational) 10-15-16 (Y)                             8.625      AAA            3,800       4,636,000
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-               360         385,391
Sanwa Bank Ltd.,
  Sub Note 06-15-11                                                   7.400      BBB              330         321,757
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)                      8.800      A              2,000       2,136,560
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)                      8.850      A                750         824,175
Skandinaviska Enskilda,
  Perpetual Bond (6.50% to 06-30-03 then variable)
  (Sweden) 12-29-49 (R) (Y)                                           6.500      BBB              380         380,749
Triton PCS, Inc.,
  Sr Sub Note 02-01-11                                                9.375      B-               150         144,000
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to 10-01-10 then variable)
  10-01-49                                                            8.622      AA-              350         383,513
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+               470         464,924
Zions Financial Corp.,
  Note (6.95% to 05-15-06 then variable) 05-15-11 (R)                 6.950      BBB-             455         459,259

Beverages 0.45%                                                                                               744,797
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+               445         448,337
Fosters Finance Corp.,
  Note (Australia) 06-15-11 (R) (Y)                                   6.875      BBB+             300         296,460

Broker Services 0.46%                                                                                         759,626
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+               465         462,071
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      A                300         297,555

Building 0.14%                                                                                                231,350
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+               230         231,350

Chemicals 1.02%                                                                                             1,692,131
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-               310         314,650
Equistar Chemicals L.P./Equistar Funding Corp.,
  Note 02-15-04                                                       8.500      BBB-             330         323,080
Millennium America, Inc.,
  Sr Note 06-15-08 (R)                                                9.250      BBB-             160         160,800
Nova Chemicals Corp.,
  Note (Canada) 05-15-06 (Y)                                          7.000      BBB              330         327,918
Potash Corp. of Saskatchewan, Inc.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+             545         565,683

Containers 0.28%                                                                                              467,482
Sealed Air Corp.,
  Note 07-01-08 (R)                                                   8.750      BBB              200         197,182
Stone Container Corp.,
  Sr Note 02-01-11 (R)                                                9.750      B                265         270,300

Cosmetics & Personal Care 0.24%                                                                               389,918
International Flavors & Fragrances, Inc.,
  Note 05-15-06 (R)                                                   6.450      BBB+             390         389,918

Energy 1.05%                                                                                                1,738,091
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                    8.480      BBB-             525         560,726
Enron Corp.,
  Note 08-15-05 (R)                                                   8.000      BBB+             490         502,774
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B                351         367,673
Progress Energy, Inc.,
  Sr Note 03-01-11                                                    7.100      BBB              305         306,918

Finance 4.14%                                                                                               6,853,882
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-17-07                           7.200      AAA              380         402,561
Boeing Capital Corp.,
  Sr Note 03-01-11                                                    6.100      AA-              500         487,710
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-               500         505,400
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-              320         317,370
Ford Motor Credit Co.,
  Note 02-01-06                                                       6.875      A                395         402,655
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      A                495         519,725
Heller Financial, Inc.,
  Note 03-15-06                                                       6.375      A-               300         302,625
Household Finance Corp.,
  Note 05-09-05                                                       8.000      A                620         662,482
  Note 01-24-06                                                       6.500      A                315         320,054
  Note 07-15-10                                                       8.000      A                330         354,898
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to 12-31-10 then variable)
  12-31-49                                                            8.439      A                350         370,611
Marlin Water Trust/ Marlin Water Capital Corp.,
  Sr Sec Note 12-15-01 (R)                                            7.090      BBB              485         489,250
Standard Credit Card Master Trust,
  Series 1995-1 (Class A) 01-07-07                                    8.250      AAA              880         952,873
Takefuji Corp.,
  Sr Note (Japan) 04-15-11 (R) (Y)                                    9.200      A-               415         428,205
Yanacocha Receivables Master Trust,
  Pass Thru Ctf Ser 1997-A 06-15-04 (R)                               8.400      BBB-             344         337,463

Food 0.30%                                                                                                    497,949
Earthgrains Co. (The),
  Note 08-01-03                                                       8.375      BBB              485         497,949

Government -- Foreign 2.35%                                                                                 3,893,674
Brazil, Federative Republic of,
  Bond (Brazil) 04-15-14 (Y)                                          8.000      BB-              831         615,089
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB              450         459,000
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-               750         908,198
Ontario, Province of,
  Bond (Canada) 06-04-02 (Y)                                          7.750      AA               500         515,245
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+               740         789,254
Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y)                                          9.375      A+               480         606,888

Government -- U.S. 12.92%                                                                                  21,405,348
United States Treasury,
  Bond 08-15-17                                                       8.875      AAA            1,106       1,451,802
  Bond 05-15-18                                                       9.125      AAA            1,620       2,179,904
  Bond 05-15-30                                                       6.250      AAA            3,610       3,823,748
  Inflation Indexed Note 01-15-07                                     3.375      AAA            1,390       1,412,745
  Note 08-15-03                                                       5.750      AAA            2,698       2,774,704
  Note 02-15-05                                                       7.500      AAA            2,549       2,774,026
  Note 07-15-06                                                       7.000      AAA            4,177       4,530,750
  Note 05-15-08                                                       5.625      AAA              130         135,118
  Note 08-15-10                                                       5.750      AAA            2,270       2,322,551

Government -- U.S. Agencies 11.64%                                                                         19,279,292
Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              133         149,309
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 02-01-08                                        7.500      AAA              125         129,408
  15 Yr Pass Thru Ctf 09-01-10                                        7.000      AAA              343         349,995
  15 Yr Pass Thru Ctf 10-01-12                                        7.000                        95          97,126
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA              768         773,661
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA            1,915       1,851,168
  15 Yr Pass Thru Ctf 07-01-15                                        7.000      AAA              343         349,378
  30 Yr Pass Thru Ctf 05-01-16                                        6.000      AAA              663         658,602
  30 Yr Pass Thru Ctf 10-01-23                                        7.000      AAA              397         400,924
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA              225         221,829
  30 Yr Pass Thru Ctf 06-01-30                                        7.500      AAA              211         215,895
  30 Yr Pass Thru Ctf 12-01-30                                        7.000      AAA              450         452,295
  30 Yr Pass Thru Ctf 02-01-31                                        7.500      AAA            1,320       1,347,465
  30 Yr Pass Thru Ctf 05-01-31                                        6.000      AAA            1,442       1,384,667
  Benchmark Note 01-15-30                                             7.125      AAA            2,395       2,552,902
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA              314         328,484
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 01-15-29 to 05-15-29                         6.500      AAA            3,353       3,322,753
  30 Yr SF Pass Thru Ctf 11-15-28 to 07-15-31+                        7.000      AAA            2,799       2,824,466
  30 Yr SF Pass Thru Ctf 09-15-29                                     7.500      AAA            1,236       1,267,991
  30 Yr SF Pass Thru Ctf 08-15-27 to 07-15-30                         8.000      AAA              132         136,466
  30 Yr SF Pass Thru Ctf 04-15-21                                     9.000      AAA              142         152,592
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                         9.500      AAA              257         277,444
  30 Yr SF Pass Thru Ctf 11-15-20                                    10.000      AAA               31          34,472

Insurance 2.84%                                                                                             4,712,007
AXA SA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-               490         547,963
Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R)                                           6.950      A+               260         268,658
Hartford Life, Inc.,
  Sr Note 03-01-31                                                    7.375      A                330         332,217
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA               470         477,050
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-               480         491,861
New York Life Insurance Co.,
  Surplus Note 12-15-23 (R)                                           7.500      AA-            1,500       1,463,400
Sun Canada Financial Co.,
  Sub Note 12-15-07 (R)                                               6.625      AA-              725         762,903
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+              340         367,955

Leisure 1.05%                                                                                               1,735,703
Harrah's Operating Co., Inc.,
  Note 06-01-07 (R)                                                   7.125      BBB-             465         458,476
  Sr Sub Note 12-15-05                                                7.875      BB+              250         253,750
HMH Properties, Inc.,
  Sr Note Ser A 08-01-05                                              7.875      BB               400         391,000
MGM Mirage, Inc.,
  Sr Note 09-15-10                                                    8.500      BBB-             280         292,107
Station Casinos, Inc.,
  Sr Note 02-15-08                                                    8.375      BB-              130         130,650
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+               214         209,720

Media 4.85%                                                                                                 8,039,756
Adelphia Communications Corp.,
  Sr Note 06-15-11                                                   10.250      B+               190         184,775
  Sr Note Ser B 10-01-02                                              9.250      B+               525         530,250
  Sr Note Ser B 07-15-03                                              8.125      B+               252         243,180
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+             500         499,875
British Sky Broadcasting Group Plc,
  Sr Note (United Kingdom) 07-15-09 (Y)                               8.200      BB+              355         351,010
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+               210         203,700
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               115         120,750
  Sr Note 05-15-11 (R)                                               10.000      B+               130         130,000
Clear Channel Communications, Inc.,
  Note 06-15-05                                                       7.875      BBB-             625         654,556
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      A                570         613,713
Cox Communications, Inc.,
  Note 11-01-10                                                       7.750      BBB              350         366,618
CSC Holdings, Inc.,
  Sr Note 04-01-11 (R)                                                7.625      BB+              555         528,526
  Sr Sub Deb 05-15-16                                                10.500      BB-              310         341,775
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+               190         185,250
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+               265         246,450
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB              330         354,931
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B 04-15-08                                              8.500      B+               175         165,375
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-             215         217,571
News America, Inc.,
  Gtd Note 04-30-28                                                   7.300      BBB-             315         282,265
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BB+              460         487,600
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      A                345         347,915
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+             415         475,121
Viacom, Inc.,
  Sr Note 01-30-06 (R)                                                6.400      A-               250         250,000
  Sr Note 01-30-06                                                    6.400      A-               255         258,550

Medical 1.43%                                                                                               2,364,681
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+               415         421,225
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+               390         380,250
HCA -- The Healthcare Co.,
  Note 09-01-10                                                       8.750      BB+              225         239,062
  Note 06-01-06                                                       7.125      BB+              475         464,902
HEALTHSOUTH Corp.,
  Sr Note 02-01-08                                                    8.500      BBB-             240         241,800
Quest Diagnostics, Inc.,
  Sr Note 07-12-06                                                    6.750      BBB-             340         336,711
Tenet Healthcare Corp.,
  Sr Note 01-15-05                                                    8.000      BB+              105         107,756
Triad Hospitals, Inc.,
  Sr Note 05-01-09 (R)                                                8.750      B-               170         172,975

Metal 0.43%                                                                                                   705,089
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB              310         304,281
Phelps Dodge Corp.,
  Sr Note 06-01-11                                                    8.750      BBB              405         400,808

Mortgage Banking 4.89%                                                                                      8,102,937
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa              603         617,637
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA              413         429,461
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA            1,033       1,045,282
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2               400         395,375
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA              700         704,809
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                        6.411      Aaa            1,545       1,565,111
LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa              607         621,757
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA            1,495       1,537,164
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24                  6.750      Aaa              437         438,617
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                         7.180      AAA              730         747,724

Oil & Gas 2.44%                                                                                             4,046,318
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+             350         381,549
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                                                8.125      B+               180         167,850
Forest Oil Corp.,
  Sr Note 06-15-08 (R)                                                8.000      BB               200         195,000
Louis Dreyfus Natural Gas Corp.,
  Sr Note 12-01-07                                                    6.875      BBB              330         328,053
Occidental Petroleum Corp.,
  Sr Deb 09-15-09                                                    10.125      BBB-             135         161,421
Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07                                          8.875      BB+              255         268,637
Pemex Project Funding Master Trust,
  Bond 10-13-10 (R)                                                   9.125      BB+              500         524,595
Petrobras International Finance Co.,
  Sr Note (Brazil) 07-06-11 (R) (Y)+                                  9.750      Baa1             165         164,588
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-             420         347,390
Snyder Oil Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB+             280         297,550
Transocean Sedco Forex, Inc.,
  Note 04-15-31 (R)                                                   7.500      A-               480         480,581
Union Pacific Resources Group, Inc.,
  Deb 05-15-28                                                        7.150      BBB+             530         515,144
Valero Energy Corp.,
  Note 06-15-05                                                       8.375      BBB-             200         213,960

Paper & Paper Products 1.02%                                                                                1,695,801
Georgia-Pacific Corp.,
  Note 05-15-06                                                       7.500      BBB-             310         310,868
  Note 05-15-31                                                       8.875      BBB-             330         333,679
International Paper Co.,
  Note 07-08-05                                                       8.125      BBB+             500         528,750
Stora Enso Oyj,
  Sr Note (Finland) 05-15-11 (Y)                                      7.375      BBB+             515         522,504

Real Estate Operations 0.12%                                                                                  198,243
EOP Operating L.P.,
  Note 02-15-05                                                       6.625      BBB+             195         198,243

Real Estate Investment Trusts 1.44%                                                                         2,391,158
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+             260         252,850
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB              365         369,654
Camden Property Trust,
  Note 04-15-04                                                       7.000      BBB              400         406,796
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-             315         315,787
Liberty Property L.P.,
  Medium Term Note 06-05-02                                           6.600      BBB              340         342,550
Mack-Cali Realty, L.P.,
  Note 02-15-11                                                       7.750      BBB              320         323,203
ProLogis Trust,
  Note 04-15-04                                                       6.700      BBB+             375         380,318

Retail 0.47%                                                                                                  777,466
Delhaize America Inc.,
  Note 04-15-11 (R)                                                   8.125      BBB-             455         472,891
Kmart Corp.,
  Note 06-15-08 (R)                                                   9.875      BB+              310         304,575

Telecommunications 5.58%                                                                                    9,240,655
AT&T Wireless Group,
  Sr Note 03-01-31 (R)                                                8.750      BBB              645         670,181
BellSouth Capital Funding Corp.,
  Deb 02-15-30                                                        7.875      AA-              350         373,614
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB              315         323,354
  Note 05-15-11                                                       9.250      BBB              315         330,826
Crown Castle International Corp.,
  Sr Note 05-15-11                                                    9.000      B                 70          61,600
  Sr Note 08-01-11 (R)                                                9.375      B                 95          84,787
Deutsche Telekom International Finance B.V.,
  Bond (Coupon Rate Step-up/down on rating)
  (Netherlands) 06-15-05 (Y)                                          7.750      A-               615         642,527
  Bond (Coupon Rate Step-up/down on rating)
  (Netherlands) 06-15-30 (Y)                                          8.250      A-               335         339,874
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+             520         560,950
France Telecom,
  Bond (Coupon Rate Step-up/down on rating)
  (France) 03-01-31 (Y)                                               8.500      A-               500         524,020
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+             405         404,263
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note 01-15-13 (R)                                                9.500      B+                95          90,962
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%, 11-01-02)
  (Canada) 11-01-07 (A) (Y)                                            Zero      BBB              340         321,956
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB              260         283,400
Qwest Capital Funding, Inc.,
  Bond 02-15-31 (R)                                                   7.750      BBB+             650         635,180
Sprint Capital Corp.,
  Note 01-30-06                                                       7.125      BBB+             310         312,130
  Note 11-15-28                                                       6.875      BBB+             495         415,988
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (R) (Y)                                   8.250      BB+              675         696,938
Telus Corp.,
  Note (Canada) 06-01-11 (Y)                                          8.000      BBB+             500         507,500
Verizon Global Funding Corp.,
  Deb 12-01-30 (R)                                                    7.750      A+               350         364,350
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-               285         327,750
WorldCom, Inc.,
  Note 05-15-06                                                       8.000      BBB+             615         637,288
  Note 05-15-31                                                       8.250      BBB+             330         331,217

Transportation 5.02%                                                                                        8,314,380
America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      A-               345         337,339
Burlington Northern Santa Fe Corp.,
  Deb 08-15-30                                                        7.950      BBB+             660         695,845
Continental Airlines,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB+             419         463,099
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA+              571         552,836
Delta Air Lines, Inc.,
  Equip Tr Ctf Ser A 06-01-08                                        10.000      BBB            2,000       2,100,780
  Note 12-15-05                                                       7.700      BBB-             380         373,677
Humpuss Funding Corp.,
  Note 12-15-09 (R)                                                   7.720      B3               193         137,350
Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BBB-             178         184,148
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BBB-             353         363,508
Northwest Airlines, Inc.,
  Note 03-15-04                                                       8.375      BB               205         201,480
  Sr Note 06-01-06                                                    8.875      BB               315         299,250
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA               506         550,919
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA              799         829,206
U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      BB-              480         492,092
United Air Lines, Inc.,
  Pass Thru Ctf Ser 2000-2 04-01-12                                   7.032      AAA              458         458,563
Wisconsin Central Transportation Corp.,
  Note 04-15-08                                                       6.625      BBB-             280         274,288

Utilities 12.10%                                                                                           20,051,766
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB               320         326,400
  Sr Note 09-15-10                                                    9.375      BB               150         151,500
  Sr Sub Note 07-15-06                                               10.250      B+               440         451,000
AES Eastern Energy L.P.,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-             395         401,952
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BB-              440         481,866
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BB-              700         772,982
Calpine Canada Energy Finance ULC,
  Sr Note (Canada) 05-01-08 (Y)                                       8.500      BB+              310         300,158
Calpine Corp.,
  Sr Note 08-15-05                                                    8.250      BB+              205         202,524
  Sr Note 05-15-06                                                   10.500      BB+              465         487,087
  Sr Note 02-15-11                                                    8.250      BB+              310         297,730
Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05                                              9.500      BB+            1,150       1,190,250
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB               140         147,700
  Sr Note 04-15-11                                                    8.500      BB                65          63,080
  Sr Note Ser B 01-15-04                                              6.750      BB               380         362,900
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-             645         701,438
Exelon Generation Co., LLC,
  Sr Note 06-15-11 (R)                                                6.950      A-               620         619,523
Fitchburg Holding Corp.,
  Sec Note 01-31-03 (r)                                              15.750      AAA              772         786,742
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-             351         354,949
HQI Tanselec Chile SA,
  Sr Note (Chile) 04-15-11 (R) (Y)                                    7.875      A-               490         488,113
Hydro-Quebec,
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                               8.400      A+               330         380,153
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+               750         779,587
Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y)                                           7.500      AA-            1,000       1,032,450
KeySpan Corp.,
  Note 11-15-30                                                       8.000      A                325         348,267
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-               615         630,375
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+              915       1,008,788
  Deb Ser B 07-23-06                                                 13.250      BB+              225         260,438
Mirant Americas Generation, Inc.,
  Pass Thur Ctf Ser MIR 2001-14 06-15-04 (R)                          7.200      BBB-             620         618,146
  Sr Note 05-01-11 (R)                                                8.300      BBB-             380         381,060
Monterrey Power S.A. de C.V.,
  Sec Bond (Mexico) 11-15-09 (R) (Y)                                  9.625      BB+              131         136,070
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      BBB              718         741,680
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB              107         110,412
NRG Energy, Inc.,
  Sr Note 04-01-11                                                    7.750      BBB-             495         501,846
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-             460         468,375
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB              455         448,657
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BB-              475         512,307
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08 (R)                                                8.625      BBB-             325         328,682
PSEG Power LLC,
  Sr Note 04-15-31 (R)                                                8.625      BBB              330         354,790
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-             220         224,297
System Energy Resources, Inc.,
  1st Mtg 08-01-01                                                    7.710      BBB-             590         590,797
TXU Electric Capital V,
  Capital Sec 01-30-37                                                8.175      BBB-             350         344,278
Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17                                  8.090      BBB-             757         771,030
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+             490         491,387

Waste Disposal Service & Equipment 0.11%                                                                      174,620
Waste Management, Inc.,
  Sr Note 08-01-10                                                    7.375      BBB              175         174,620

                                                                                        NUMBER OF
                                                                                        SHARES OR
ISSUER, DESCRIPTION                                                                     WARRANTS                VALUE
COMMON AND PREFERRED STOCKS AND WARRANTS 1.38%                                                             $2,284,548
(Cost $2,219,133)
California Federal Preferred Capital Corp.,
  9.125%, Ser A, Preferred Stock                                                               35,650         901,232
CSC Holdings, Inc., 11.125% , Ser M, Preferred Stock                                            8,632         921,466
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                             3,900         413,400
MetroNet Communications Corp., Warrant (Canada) (R) (Y)**                                         510          48,450

                                                                      INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                    RATE              (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 7.61%                                                                              $12,604,000
(Cost $12,604,000)

Joint Repurchase Agreement 7.61%
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 06-29-01, due
  07-21-01 (Secured by U.S. Treasury Bonds, 10.625%
  due 08-15-15 and 6.250% due 8-15-23, U.S.
  Treasury Note, 5.625% due 11-30-02)                                 3.970%                  $12,604     $12,604,000

TOTAL INVESTMENTS 99.75%                                                                                 $165,237,827

OTHER ASSETS AND LIABILITIES, NET 0.25%                                                                      $405,027

TOTAL NET ASSETS 100.00%                                                                                 $165,642,854


(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                  MARKET         MARKET
                                                                                  VALUE AS A     VALUE
                                                                                  PERCENTAGE     AS OF
                                                  ACQUISITION    ACQUISITION      OF FUND'S      JUNE 30,
ISSUER, DESCRIPTION                               DATE           COST             NET ASSETS     2001
---------------------------------------------------------------------------------------------------------
Fitchburg Holding Corp., Sec. Note,
  15.75%, 01-31-03                                02-10-81       $780,076           0.47%        $786,742

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $25,009,749, or 15.10% of net assets, as of June 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

  + This security having an aggregate value of $204,938, or 0.12% of the Fund's net assets, has been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $215,299 of United States Treasury Bond 9.125%, 05-15-18, has been segregated to cover the forward commitment.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value per share.

ASSETS
Investments at value (cost $161,793,014)                         $165,237,827
Cash                                                                      561
Receivable for investments sold                                     4,195,602
Dividends and interest receivable                                   2,643,107
Other assets                                                           16,052

Total assets                                                      172,093,149

LIABILITIES
Payable for investments purchased                                   5,833,642
Dividend payable                                                      267,557
Payable to affiliates                                                 282,539
Other payables and accrued expenses                                    66,557

Total liabilities                                                   6,450,295

NET ASSETS
Capital paid-in                                                   165,360,861
Accumulated net realized loss on investments                       (2,458,919)
Net unrealized appreciation of investments                          3,444,813
Distributions in excess of net investment income                     (703,901)

Net assets                                                       $165,642,854

NET ASSET VALUE PER SHARE
Based on 7,936,702 shares outstanding                                  $20.87

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $10,559)        $5,843,163
Dividends                                                              80,430

Total investment income                                             5,923,593

EXPENSES
Investment management fee                                             518,714
Transfer agent fee                                                     54,780
Custodian fee                                                          31,719
Printing                                                               28,100
Accounting and legal services fee                                      16,302
Auditing fee                                                           16,296
New York Stock Exchange fee                                            11,058
Trustees' fees                                                          4,215
Miscellaneous                                                           1,553
Legal fees                                                                835

Total expenses                                                        683,572

Net investment income                                               5,240,021

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    3,250,562
Change in net unrealized appreciation (depreciation)
  on investments                                                   (2,473,326)

Net realized and unrealized gain                                      777,236

Increase in net assets from operations                             $6,017,257

1 Semiannual period from 1-1-01 through 6-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,
distributions to
shareholders and
any increase or
decrease due to
reinvestment of
distributions.

                                                                         YEAR        PERIOD
                                                                        ENDED         ENDED
                                                                     12-31-00       6-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                             $11,142,903    $5,240,021

Net realized gain (loss)                                           (2,661,302)    3,250,562
Change in net unrealized
  appreciation (depreciation)                                       8,211,505    (2,473,326)

Increase in net assets
  resulting from operations                                        16,693,106     6,017,257

Distributions to shareholders
From net investment income                                        (11,152,407)   (5,391,864)

From fund share transactions
(Market value of shares issued in
  reinvestment of distributions)                                    1,196,684       277,413

NET ASSETS
Beginning of period                                               158,002,665   164,740,048

End of period 2                                                  $164,740,048  $165,642,854

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Includes undistributed net investment income of $35,491 and distributions in excess of net investment income of $703,901, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-96    12-31-97    12-31-98    12-31-99    12-31-00     6-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.95      $21.23      $21.70      $21.78      $20.11      $20.79
Net investment income                                     1.63        1.59        1.52        1.47        1.42        0.66
Net realized and unrealized
  gain (loss) on investments                             (0.72)       0.47        0.08       (1.67)       0.68        0.10
Total from investment
  operations                                              0.91        2.06        1.60       (0.20)       2.10        0.76
Less distributions
From net investment income                               (1.63)      (1.59)      (1.52)      (1.47)      (1.42)      (0.68)
Net asset value,
  end of period                                         $21.23      $21.70      $21.78      $20.11      $20.79      $20.87
Per share market value,
  end of period                                        $19.500     $22.063     $21.938     $16.563     $19.250     $19.760
Total return at
  market value 2 (%)                                      3.13       22.12        6.66      (18.16)      25.75       6.213

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $162        $167        $169        $158        $165        $166
Ratio of expenses
  to average net assets (%)                               0.85        0.84        0.82        0.81        0.83        0.83 4
Ratio of net investment income
  to average net assets (%)                               7.65        7.44        6.92        6.98        6.97        6.34 4,5
Portfolio turnover (%)                                     118         141         239         183         247         151

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Assumes dividend reinvestment.

3 Not annualized.

4 Annualized.

5 Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.49%.

See notes to
financial statements.


NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2001, the Fund loaned securities having a market value of $21,300,000 collateralized by securities in the amount of $21,459,535.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,420,142 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2002 -- $273,582, December 31, 2004-- $4,374, December 31, 2007 -- $1,536,076 and December 31, 2008 -- $2,606,110.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and administrative services

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.35% of the next $100,000,000 and (d)
0.30% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                                YEAR ENDED 12-31-00           PERIOD ENDED 6-30-01 1
                                            SHARES           AMOUNT        SHARES           AMOUNT
Beginning of period                      7,855,417     $163,887,561     7,922,653     $165,083,448
Distributions reinvested                    67,236        1,196,684        14,049          277,413
Reclassification of capital accounts            --             (797)           --               --
End of period                            7,922,653     $165,083,448     7,936,702     $165,360,861

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, aggregated $154,882,161 and $147,970,212, respectively.
Purchases and proceeds from sales and maturities of obligations of the U.S. government aggregated $79,499,049 and $87,074,941, respectively.

The cost of investments owned at June 30, 2001 (including short-term investments) for federal income tax purposes was $162,497,048. Gross unrealized appreciation and depreciation of investments aggregated $4,152,996 and $1,412,217, respectively, resulting in net unrealized appreciation of $2,740,779.

NOTE E
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $587,549 reduction in the cost of securities and a corresponding increase in net unrealized appreciation on investments, based on securities held as of December 31, 2000.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $123,568, decrease unrealized appreciation on investments by $45,595 and increase net realized gain on investments by $169,163. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended June 30, 2001 was as follows: decrease in net investment income by $0.02 per share, increase in net realized and unrealized gain by $0.02 per share, and decrease in the ratio of net investment income to average net assets by 0.15%.

The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.


DIVIDENDS AND DISTRIBUTIONS

During the first six months of 2001, dividends from net investment income totaling $0.6800 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                          INCOME
PAYMENT DATE            DIVIDEND
--------------------------------
March 30, 2001          $ 0.3425
June 29, 2001             0.3375

DNVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets is invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may use options contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's common shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' common shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 29, 2001, the Annual Meeting of John Hancock Investors Trust (the "Fund") was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                         WITHHELD
                            FOR         AUTHORITY
-------------------------------------------------
Dennis S. Aronowitz         6,686,118     139,207
Stephen L. Brown            6,697,703     130,722
Richard P. Chapman, Jr.     6,693,166     132,158
William J. Cosgrove         6,707,724     117,601
Richard A. Farrell          6,714,138     111,187
Maureen R. Ford             6,710,310     115,015
Gail D. Fosler              6,710,438     114,886
William F. Glavin           6,680,495     144,830
John A. Moore               6,697,368     127,957
Patti McGill Peterson       6,698,481     126,844
John W. Pratt               6,705,279     120,046

The shareholders also ratified the Trustees' selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending December 31, 2001, with the votes tabulated as follows: 6,701,270 FOR, 27,039 AGAINST and 97,015 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
JHI

For shareholder assistance
refer to page 29


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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